SUPPLEMENT DATED JUNE 3, 1999
                         TO THE EQUITABLE ACCUMULATOR(SM)
                          PROSPECTUS DATED MAY 1, 1999

          Combination Variable and Fixed Deferred Annuity Certificates

                                    Issued By
            The Equitable Life Assurance Society of the United States

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This supplement updates certain information in the Equitable Accumulator prospectus dated May 1, 1999 of The Equitable Life Assurance Society of the United States. You should keep the supplement and the prospectus for future reference.

THE FOLLOWING SENTENCE IS INSERTED ON PAGE 9 UNDER "FEES AND CHARGES" AT THE END OF THE SECOND BULLETED PARAGRAPH:


       The annual benefit base charge is 0.15% if the 5% roll up to age 70 baseBUILDER benefit is elected.


THE FOLLOWING INFORMATION IS INSERTED ON PAGE 13 AT THE END OF FOOTNOTE (5):


       The 0.30% charge is for the baseBUILDER with the 5% roll up to age 80 and the annual ratchet to age 80 guaranteed minimum death benefit. The charge for the 5% roll up to age 70 baseBUILDER benefit is 0.15%.


THE FOLLOWING INFORMATION IS INSERTED ON PAGE 48 OF THE PROSPECTUS UNDER "BASEBUILDER BENEFITS CHARGE" AT THE END OF THE FIRST PARAGRAPH:

       The 0.30% charge applies for the baseBUILDER combined benefit with the 5% roll up to age 80 and the annual ratchet to age 80 guaranteed minimum death benefit. The charge for the 5% roll up to age 70 baseBUILDER benefit is equal to 0.15% of the benefit base in effect on the contract date anniversary.






SuppPros Agt1